Exhibit 107

Calculation of Filing Fee Tables
S-1
SolarWindow Technologies, Inc.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Common Stock, par value $0.001 per share	457(o)	767,500	$ 1.09	$ 836,575.00	0.0001381	$ 115.53
Fees Previously Paid	2	Equity	Common Stock, par value $0.001 per share	457(o)	898,000	$ 2.07	$ 1,858,860.00		$ 284.59
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 2,695,435.00		$ 400.12
			Total Fees Previously Paid:						$ 284.59
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 115.53
Offering Note
[1]	(1) Includes 767,500 shares of common stock underlying stock options with a weighted average exercise price of $1.09 per share, that were previously excluded from registration, and is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the "Securities Act"). (2) Includes 898,000 shares of common stock underlying stock options with a weighted average exercise price of $2.07 per share included in the registration statement on Form S-1/A filed with the SEC on November 20, 2024 and excludes 87,500 shares of stock underlying stock options that have since expired, and is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended Securities Act. No shares have been registered or sold pursuant the registration statement on Form S-1/A filed with the SEC on November 20, 2024. (3) Pursuant to Rule 416 under the Securities Act, there is also being registered hereby such indeterminate number of additional Ordinary Shares of the Registrant as may be issued or issuable because of stock splits, stock dividends, stock distributions, and similar transactions. (4) Calculated pursuant to Rule 457(o) under the Securities Act based on an estimate of the proposed maximum offering price.

[2]	(1) Includes 767,500 shares of common stock underlying stock options with a weighted average exercise price of $1.09 per share, that were previously excluded from registration, and is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the "Securities Act"). (2) Includes 898,000 shares of common stock underlying stock options with a weighted average exercise price of $2.07 per share included in the registration statement on Form S-1/A filed with the SEC on November 20, 2024 and excludes 87,500 shares of stock underlying stock options that have since expired, and is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended Securities Act. No shares have been registered or sold pursuant the registration statement on Form S-1/A filed with the SEC on November 20, 2024. (3) Pursuant to Rule 416 under the Securities Act, there is also being registered hereby such indeterminate number of additional Ordinary Shares of the Registrant as may be issued or issuable because of stock splits, stock dividends, stock distributions, and similar transactions. (4) Calculated pursuant to Rule 457(o) under the Securities Act based on an estimate of the proposed maximum offering price.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date